Exhibit 10.2

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-004
DATE OF CHANGE ORDER: 07/23/07

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Reimbursement of Crushed Stone

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Attachment J (Pricing Schedule) of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; the estimated quantity to furnish and install crushed stone as described for Item No. C-15 is being revised from 405 tons to 3,600 tons (estimated quantity).

All crushed stone used to date (1,600 tons) was for the Westlake yard access. Inclement weather required the need for additional stone. The remaining estimated quantity of 2,000 tons will be utilized in accordance with Item No. C-15 description (furnish and install crushed stone for access road improvements).

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$735,000.00

The Estimated Contract Price prior to this Change Order was	$66,340,739.22

The Estimated Contract Price will be increased by this Change Order in the amount of	$127,800.00

The new Estimated Contract Price including this Change Order will be	$66,468,539.22

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature

R. Keith Teague	Robert A. Riess, Sr.
Name	Name

President	President & COO
Title	Title

8-3-07	8/8/07
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-005
DATE OF CHANGE ORDER: 07/23/07

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional Compensation for Pipe Berms

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Item #2 per the attached agreement letter between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated May 25, 2007, Cheniere will compensate SPLCC for construction of berms for pipe storage at the Westlake facility under the extra work rates in the Construction Agreement. Construction of berms will begin on Saturday, May 26, 2007. Materials such as sand and visqueen will be invoiced at cost plus 15%. The revised amount of the pipe berms is $132,510.08. This value is $32,510.08 above the $100,000 estimate per Change Order CCT-3A-002.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$862,800.00

The Estimated Contract Price prior to this Change Order was	$66,468,539.22

The Estimated Contract Price will be increased by this Change Order in the amount of	$32,510.08

The new Estimated Contract Price including this Change Order will be	$66,501,049.30

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ R. Keith Teague	/s/ Robert A. Reiss, Sr.
Signature	Signature

R. Keith Teague	Robert A. Reiss, Sr.
Name	Name

President	President & COO
Title	Title

8-3-07	8/8/07
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-006

DATE OF CHANGE ORDER: 08/08/07

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Reimbursement of Timber Mats (uplands)

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Attachment J (Pricing Schedule) of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; the estimated quantity to furnish, install, and remove timber mats as described for Item No. C-9 is being revised from 2,000 ea. to 7,000 ea. (estimated quantity).

All timber mats used to date (3,846 ea.) was for right of way access. Inclement weather required the need for additional timber mats. The remaining estimated quantity of 3,154 ea. will be utilized in accordance with Item No. C-9 descriptions (furnish, install, and remove timber mats) and paid in conjunction with the progress payment on the weekly construction invoice.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$895,310.08

The Estimated Contract Price prior to this Change Order was	$66,501,049.30

The Estimated Contract Price will be increased by this Change Order in the amount of	$2,400,000.00

The new Estimated Contract Price including this Change Order will be	$68,901,049.30

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.
Name	Name
President	President & COO
Title	Title

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-007

DATE OF CHANGE ORDER: 08/08/07

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Reimbursement of Truck Mats (uplands)

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Attachment J (Pricing Schedule) of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; the estimated quantity to furnish, install, and remove truck mats as described for Item No. C-10 is being revised from 700 ea. to 3,700 ea. (estimated quantity).

All truck mats used to date (1,282 ea.) was for right of way access and the Westlake pipe yard. Inclement weather required the need for additional truck mats. The remaining estimated quantity of 2,418 ea. will be utilized in accordance with Item No. C-10 descriptions (furnish, install, and remove truck mats) and paid in conjunction with the progress payment on the weekly construction invoice.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$3,295,310.08

The Estimated Contract Price prior to this Change Order was	$68,901,049.30

The Estimated Contract Price will be increased by this Change Order in the amount of	$1,125,000.00

The new Estimated Contract Price including this Change Order will be	$70,026,049.30

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor
/s/ R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature
R. Keith Teague	Robert A. Riess, Sr.
Name	Name
President	President & COO
Title	Title

Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.IB or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-008
DATE OF CHANGE ORDER: 08/17/07

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Reimbursement of Frac Tank Rental Charges

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Article 6.1 -B of the Construction Agreement for Segment 3A project between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007; the delivery, rental and return of (3) each Frac Tanks as requested by Cheniere.

Cheniere was awaiting the water discharge permit at the time of testing the Indian Bayou HDD.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,420,310.08

The Estimated Contract Price prior to this Change Order was	$70,026,049.30

The Estimated Contract Price will be increased by this Change Order in the amount of	$2,853.76

The new Estimated Contract Price including this Change Order will be	$70,028,903.06

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

R. Keith Teague	/s/ Robert A. Riess, Sr.
Signature	Signature

R. Keith Teague	Robert A. Riess, Sr.
Name	Name

President	President & COO
Title	Title

8-24-2007	Sept. 5, 2007
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6. 1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-009
DATE OF CHANGE ORDER: 08/25/07

OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Reimbursement of Stand-by Charges for Welders and Supporting Crew.

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under section 6.2B per the construction agreement between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007, Cheniere will compensate SPLCC for stand-by charges for welders and supporting crew.

SPLCC welding crew moved to the Westlake yard Monday, 7/09/07, and started welding (double jointing HDD piping) on Tuesday, 7/10/07, and continued to work in Westlake yard through Saturday, 7/21/07, – a total of 11 days.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,423,163.84

The Estimated Contract Price prior to this Change Order was	$70,028,903.06

The Estimated Contract Price will be increased by this Change Order in the amount of	$102,550.00

The new Estimated Contract Price including this Change Order will be	$70,131,453.06

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline, L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ R. Keith Teaque	/s/ Robert A. Riess, Sr.
Signature	Signature

R. Keith Teaque	Robert A. Riess, Sr.
Name	Name

President	President & COO
Title	Title

9/6/07	Sept. 5, 2007
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3A Project	CHANGE ORDER NUMBER: CCT 3A-010
DATE OF CHANGE ORDER: 08/25/07
OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Reimbursement of lost time Charges for Unloading/Stacking Crew in Westlake, LA pipe yard.

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under section 6.2B per the construction agreement between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated January 10, 2007, Cheniere will compensate SPLCC for lost time charges for pipe unloading/stacking crew in Westlake, LA pipe yard due to no availability of pipe to offload.

Sheehan Pipe Line Construction Company shut down operation in the Westlake pipe yard for three days: Saturday, July 14, Monday, July 16, and Tuesday, July 17, waiting for Bayou Coaters to resume load out operations.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,525,713.84

The Estimated Contract Price prior to this Change Order was	$70,131,453.06

The Estimated Contract Price will be increased by this Change Order in the amount of	$15,325.50

The new Estimated Contract Price including this Change Order will be	$70,146,778.56

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29, 2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline. L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ R. Keith Teaque	/s/ Robert A. Riess, Sr.
Signature	Signature

R. Keith Teaque	Robert A. Riess, Sr.
Name	Name

President	President & COO
Title	Title

9/6/07	Sept. 5, 2007
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Alternate Route 42” Single Line Option Creole Trail Pipeline - Segment 3 A Project	CHANGE ORDER NUMBER: CCT 3A-011
DATE OF CHANGE ORDER: 09/11/07
OWNER: Cheniere Creole Trail Pipeline, L.P.

CONTRACTOR: Sheehan Pipe Line Construction Company (SPLCC)

DATE OF AGREEMENT: January 10, 2007

SUBJECT: Additional Reimbursement of Wharfage Fees for the Westlake Yard

The Agreement between the Parties listed above is changed as follows: Per the terms and conditions outlined under Item #3 per attached agreement letter between Cheniere Creole Trail Pipeline, L.P. and Sheehan Pipe Line Construction Company dated May 25, 2007, Cheniere will reimburse SPLCC for wharfage fees (pipe storage) imposed by the Port of Lake Charles who are the owners of the Westlake property. The revised amount of the wharfage fees is $42,451.68. This value is $7,451.68 above the $35,000 estimate per Change Order CCT 3A-003.

Adjustment to Estimated Contract Price

The original Estimated Contract Price was	$65,605,739.22

Net change by previously authorized Change Orders	$4,541,039.34

The Estimated Contract Price prior to this Change Order was	$70,146,778.56

The Estimated Contract Price will be increased by this Change Order in the amount of	$7,451.68

The new Estimated Contract Price including this Change Order will be	$70,154,230.24

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

The Guaranteed Mechanical Completion Date will be unchanged.

The Guaranteed Mechanical Completion Date as of the date of this Change Order therefore is January 31, 2008.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is February 29,2008.

The Guaranteed Final Completion Date will be unchanged.

The Guaranteed Final Completion Date as of the date of this Change Order therefore is March 31, 2008.

Adjustment to other Changed Criteria: N/A

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Cheniere Creole Trail Pipeline. L.P.	Sheehan Pipe Line Construction Company
Owner	Contractor

/s/ T.R. Hutton	/s/ Robert A. Riess, Sr.
Signature	Signature

T. R. Hutton	Robert A. Riess, Sr.
Name	Name

Director	President & COO
Title	Title

10/11/07	Oct. 17, 2007
Date of Signing	Date of Signing